                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


              -----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                   ------------------------------------------

         DATE OF REPORT:                        MAY 2, 2005
                                   -----------------------------------
                                    (DATE OF EARLIEST EVENT REPORTED)

                                    333-82617
                              --------------------
                                (COMMISSION FILE
                                     NUMBER)

             MICHIGAN                        VENTURE HOLDINGS COMPANY LLC                          38-3470015
             MICHIGAN                                 VEMCO, INC.                                  38-2737797
             MICHIGAN                       VENTURE INDUSTRIES CORPORATION                         38-2034680
             MICHIGAN                   VENTURE MOLD & ENGINEERING CORPORATION                     38-2556799
             MICHIGAN                           VENTURE LEASING COMPANY                            38-2777356
             MICHIGAN                             VEMCO LEASING, INC.                              38-2777324
             MICHIGAN                        VENTURE HOLDINGS CORPORATION                          38-2793543
             MICHIGAN                           VENTURE SERVICE COMPANY                            38-3024165
             MICHIGAN                         EXPERIENCE MANAGEMENT, LLC                           38-3382308
             MICHIGAN                            VENTURE EUROPE, INC.                              38-3464213
             MICHIGAN                           VENTURE EU CORPORATION                             38-3470019
      -----------------------    ------------------------------------------------------        --------------------
         (STATE OR OTHER             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS               (I.R.S. EMPLOYER
         JURISDICTION OF                               CHARTER)                                   IDENTIFICATION
          INCORPORATION)                                                                              NUMBER)

                         6555 15 MILE ROAD
                    STERLING HEIGHTS, MICHIGAN                                          48312
          ------------------------------------------------                         ----------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                (ZIP CODE)

                                 (586) 276-1701
        -----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

                     Venture Holdings Company LLC ("Venture Holdings") and its
              subsidiaries, Vemco, Inc., Venture Industries Corporation, Venture Mold and Engineering Corporation, Venture Leasing Company, Vemco Leasing, Inc., Venture Holdings Corporation, Venture Service Company, Experience Management LLC, Venture Europe, Inc. and Venture EU Corporation (collectively with Venture Holdings, the "Debtors"), are each Debtors and Debtors-in-Possession in jointly administered cases under Chapter 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, Detroit, Michigan (the "Bankruptcy Court").

                     Similarly, Deluxe Pattern Corporation and certain of its
              domestic affiliates, Farm & Country Real Estate Company, Patent Holding Company, Realven Corporation, Venture Automotive Corporation, Venture Equipment Acquisition Company, Venture Heavy Machinery LLC, Venture Real Estate, Inc. and Venture Real Estate Acquisition Company (collectively, the "Deluxe Entities"), are each Debtors and Debtors-in-Possession in jointly administered cases under Chapter 11 of the Code in the Bankruptcy Court. All of the equity interests in both the Debtors and the Deluxe Entities are held by Larry J. Winget and/or certain entities owned or controlled by Larry J. Winget.

                     On May 2, 2005, New Venture Holdings, LLC, an entity formed by the pre-petition senior lenders of the Debtors (the "Buyer"), acquired substantially all of the property and assets of the Deluxe Entities and the Debtors, other than equity interests in certain foreign subsidiaries of the Debtors, certain accounts receivable and certain parcels of real property containing closed facilities, pursuant to an Asset Purchase Agreement, dated April 8, 2005 (as amended on April 29, 2005, the "Purchase Agreement"), among the Debtors, the Deluxe Entities (together with the Debtors, the "Sellers") and the Buyer. The Purchase Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference. The Bankruptcy Court issued a Final Sale Order on April 19, 2005 approving the transactions contemplated by the Purchase Agreement.

                     The aggregate purchase price paid by the Buyer to the
              Sellers under the Purchase Agreement consisted of (a) cash in the amount necessary to pay the amounts owed pursuant to post-petition credit agreements, including the post-petition credit facility, agent costs, closing costs and certain carve-outs, (b) cash in the amount necessary to pay 50% of accrued professional fees of the Debtors and the Creditors Committee, (c) a credit bid of $500,000 of the pre-petition obligations (the "Credit Bid"), (d) certain cash payments to the pre-petition senior lenders who do not participate in the Credit Bid, based on their holdings of pre-petition obligations, (e) the assumed liabilities required to be paid at the closing pursuant to the Key Employee Retention Program of certain Sellers and for the pre-petition trade payables of the Deluxe Entities, and (f) the cure costs relating to contracts of Sellers to be assumed by the Buyer. In addition, the Buyer assumed all listed employee benefit plans and COBRA obligations of Sellers.

                     In addition, on May 4, 2005, the Bankruptcy Court issued a
              Final Sale Order approving the sale by the Debtors of certain real property located in Seabrook, New Hampshire (the "Seabrook Property"). The Seabrook Property will be sold to DDR Seabrook, LLC, on an "as is," "where is" basis for a purchase price of $14.0 million in cash. The closing of the sale of the Seabrook Property is expected to occur in May, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                     On May 2, 2005, in connection with the closing of the
              transactions contemplated by the Purchase Agreement, J. Michael Moore, Joseph C. Day, Ray Campbell, and Talbot Bridell resigned as managers of each of Venture Holdings and Experience Management LLC and as directors of each of the other Debtors, and Horst Geldmacher, Kenneth Anderson, David Barnes and Deborah Wangrud resigned as the Chief Executive Officer, Chief Financial Officer, General Counsel and Director of Human Resources, respectively, of each of the Debtors (other than Venture Holdings and Experience Management LLC). On May 27, 2005, the sole remaining manager or director of each of the Debtors, John Stiska, appointed Bradley E. Scher as manager of each of Venture Holdings and Experience Management LLC and as a director of each of the other Debtors, and as President, Secretary and Treasurer of each of the Debtors (other than Venture Holdings and Experience Management LLC). Mr. Stiska subsequently resigned on May 27, 2005 as a manager of each of Venture Holdings and Experience Management LLC and as a director of each of the other Debtors.

                     Mr. Scher, age 44, is the Managing Member of Ocean Ridge
              Capital Advisors, LLC, a financial advisory firm that provides assistance to investors, management and boards of directors of financially or operationally underperforming companies, and has served in such capacity since 2002. Prior to that time, Mr. Scher served as Managing Director-Portfolio Management for PPM America, Inc. from 1996 to 2002, where he actively managed investments in four distressed investment vehicles with aggregate capital in excess of $1.0 billion. Mr. Scher received his B.A. from Yeshiva College in 1982 and his M.B.A. from Fordham University Graduate School of Business in 1990.

              The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
              Section 31E of the Securities Exchange Act of 1934. Such forward-looking statements are not guarantees of future events and involve risks and uncertainties that may cause actual events to differ materially from those projected in the forward-looking statements as a result of various factors. All forward-looking statements included in this document are based on information available to the Debtors on the date hereof, and the Debtors assume no obligation to update any such forward-looking statement.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

                     (c)    Exhibits.

EXHIBIT NO.   DESCRIPTION

     2 Asset Purchase Agreement, dated as of April 8, 2005, among Deluxe Pattern Corporation (including certain affiliates), Venture Holdings Company, LLC (including certain affiliates) and New Venture Holdings, LLC (including First Amendment to Asset Purchase Agreement, dated April 29, 2005).

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          VENTURE HOLDINGS COMPANY LLC
                                          VEMCO, INC.
                                          VENTURE INDUSTRIES CORPORATION
                                          VENTURE MOLD & ENGINEERING CORPORATION
                                          VENTURE LEASING COMPANY
                                          VEMCO LEASING, INC.
                                          VENTURE HOLDINGS CORPORATION
                                          VENTURE SERVICE COMPANY
                                          EXPERIENCE MANAGEMENT, LLC
                                          VENTURE EUROPE, INC.
                                          VENTURE EU CORPORATION


                                          By:  /s/ Bradley E. Scher
                                               ---------------------------------
                                               Bradley E Scher
                                               Sole Manager/President

Date: May 31, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

    2 Asset Purchase Agreement, dated as of April 8, 2005, among Deluxe Pattern Corporation (including certain affiliates), Venture Holdings Company, LLC (including certain affiliates) and New Venture Holdings, LLC (including First Amendment to Asset Purchase Agreement, dated April 29, 2005).













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